CERTIFICATION
OF PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report On Form 10-QSB of Transcendent, Inc. for the Quarter Ended September 30, 2003, I, Rick Plotnikoff, Chief Executive Officer and Chief Financial Officer of Transcendent, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-QSB for the period ended September 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-QSB for the period ended September 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Transcendent, Inc.

TRANSCENDENT, INC.

/s/ Richard Plotnikoff
Richard Plotnikoff
Principal Executive Officer and
Principal Financial Officer

Dated: November 14, 2003